EXHIBIT 10.1

                          AGREEMENT AND PLAN OF MERGER
                AND REORGANIZATION INTO HOLDING COMPANY STRUCTURE

     THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION INTO HOLDING COMPANY STRUCTURE (this "Agreement"), dated as of December 31, 2010, is between CCVG, Inc., a Delaware corporation ("CCVG"), and Ccaps Co., a Delaware corporation that is a wholly-owned subsidiary of CCVG, Inc. ("Ccaps"), as constituent corporations, and Golden Dragon Holding Co., a Delaware corporation ("Hold Co.") that is another wholly-owned subsidiary of CCVG, joins this Agreement, but Hold Co. is not a "constituent corporation."

     WHEREAS, on the date hereof, CCVG has authority to issue 110,000,000 shares of stock, $0.0001 par value per share, consisting of 100,000,000 common shares (the "CCVG Common Stock") and 10,000,000 Preferred Shares (the "CCVG Preferred Stock"), of which 2,359,407 shares of CCVG Common Stock are issued and outstanding, and no shares of CCVG Preferred Stock of any class or series are issued and outstanding.

     WHEREAS,  on the date  hereof,  Ccaps has  authority  to issue  110,000,000 shares of stock, $0.0001 par value per share, 100,000,000 common shares (the "Ccaps Common Stock") and 10,000,000 Preferred Shares (the "Ccaps Preferred Stock"), of which 1,000 shares of Ccaps Common Stock are issued, outstanding and owned by CCVG, and no shares of Ccaps Preferred Shares of any class or series are issued and outstanding.

     WHEREAS, on the date hereof, Hold Co. has authority to issue 110,000,000 shares of stock, $0.0001 par value per share, consisting of 100,000,000 common shares (the "Hold Co. Common Stock") and 10,000,000 Preferred Shares (the "Hold Co. Preferred Stock"), of which 1,000 shares of Hold Co. Common Stock are issued, outstanding and owned by CCVG, and no shares of Hold Co. Preferred Stock of any class or series are issued and outstanding;

     WHEREAS, the respective Boards of Directors of CCVG and Hold Co. have determined that it is advisable and in the best interests of each of such corporations that they reorganize into a holding company structure pursuant to
Section 251(g) of the Delaware General Corporation Law, pursuant to a merger (the "Reorganization Merger") between CCVG and Ccaps in which Ccaps would survive and become a wholly-owned subsidiary of Hold Co. by virtue of the conversion pursuant to the Reorganization Merger of each share of CCVG Common Stock into a share of Hold Co. Common Stock;

     WHEREAS, under the respective certificates of incorporation of CCVG, as amended to date, and Hold Co., the CCVG Common Stock has the same designations, rights and powers and preferences, and the qualifications, limitations and restrictions thereof, as the Hold Co. Common Stock into which the issued and outstanding CCVG Common Stock will be converted therefore pursuant to the Reorganization Merger;

     WHEREAS, the certificate of incorporation and Bylaws of Hold Co., as the holding company immediately following the Reorganization Merger, contains provisions that are substantially identical to the certificate of incorporation and Bylaws of CCVG, each as amended to date, immediately prior to the merger, other than such differences as are permitted by Section 251(g) of the Delaware General Corporation Law;

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     WHEREAS,  the certificate of  incorporation of CCVG, as amended to date, is
substantially   identical  to  the  certificate  of   incorporation   of  Ccaps,
immediately prior to the Reorganization Merger, other than such differences as are permitted by Section 251(g) of the Delaware General Corporation Law;

     WHEREAS, the Boards of Directors of Hold Co., Ccaps and CCVG, as sole stockholder of each of Hold Co. and Ccaps, have approved this Agreement;

     WHEREAS, the Board of Directors of CCVG have approved this Agreement, and shareholder approval is not required pursuant to Section 251(g) of the Delaware General Corporation Law;

     WHEREAS,   the  parties  hereto  intend  that  the  Reorganization   Merger
contemplated by this Agreement shall constitute a tax-free reorganization pursuant to Section 368(a) (1) of the Internal Revenue Code;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, CCVG and Ccaps, as the constituent companies, and Hold Co., as the designated holding company, hereby agree as follows:

     1. Succession.

     (a) Holding Company. At the Effective Time, by virtue of the transactions described in Sections 2 and 6, Hold Co. shall become the holding company of Ccaps, the surviving corporation of the merger of CCVG with and into Ccaps pursuant to Section 251(g) (3) and (4) of the Delaware General Corporation Law.

     (b) Company Consolidation. At the Effective Time, the separate corporate existence of CCVG shall cease, and Ccaps shall succeed to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of CCVG, and Ccaps shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of CCVG, including, without limitation, all outstanding indebtedness of CCVG, all in the manner and as more fully set forth in Sections 251(g) and 259 of the Delaware General Corporation Law.

     2. Merger. Pursuant to the Reorganization Merger, CCVG shall be merged with and into Ccaps and Ccaps shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Reorganization Merger shall become effective upon December 31, 2010 after filing of this Merger Agreement with the Secretary of State of the State of Delaware in accordance with Section 251(g) of the Delaware General Corporation Law, (the "Effective Time").

     3. Certificate of Incorporation of the Surviving Corporation. The certificate of incorporation of Ccaps which, as in effect immediately prior to the Effective Time, contains provisions substantially identical to the certificate of incorporation of CCVG, as amended and in effect immediately prior to the Effective Time, shall continue in full force and effect as the certificate of incorporation of the Surviving Corporation, except as amended as set forth below, until further amended as provided therein and under the Delaware General Corporation Law.


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

     (a) A new Article Sixth shall be added to the certificate of incorporation of the Surviving Corporation, which reads as follows:

                           "SIXTH.  Any act or  transaction  by or involving the
                  Corporation, other than the election or removal of directors, that requires for its adoption under the Delaware General Corporation Law or under this Certificate of Incorporation the approval of the Corporation's stockholders shall, pursuant to
                  Section 251(g) of the Delaware General Corporation Law, require, in addition, the approval of the stockholders of the Corporation's holding company, Asiana Dragons, Inc., or any successor by merger, by the same vote as is required by the Delaware General Corporation Law and/or by the Certificate of Incorporation of the Corporation."

     4. Directors. The directors of CCVG immediately prior to the Effective Time are and shall remain the directors of the Surviving Corporation and Hold Co. immediately after the Effective Time, to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

     5. Officers. The officers of CCVG immediately preceding the Effective Time are and shall remain the officers of the Surviving Corporation and Hold Co. immediately after the Effective Time, to serve at the pleasure of the Board of Directors of the respective corporations.

     6. Conversion of Securities. At the Effective Time, by virtue of the Reorganization Merger and without any action on the part of the holder thereof:

     (a) each share of CCVG Common Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and nonassessable share of Hold Co. Common Stock;

     (b) each share of CCVG Common Stock held in the treasury of CCVG immediately prior to the Effective Time shall be cancelled and retired;

     (c) each option, warrant, purchase right, unit or other security of CCVG convertible into shares of CCVG Common Stock shall become convertible into the same number of shares of Hold Co. Common Stock as the holder of such security would have received if the security had been converted into shares of CCVG Common Stock immediately prior to the Effective Time, and Hold Co. shall reserve for purposes of the exercise of such options, warrants, purchase rights, units or other securities an equal number of shares of Hold Co. Common Stock as the number of shares of CCVG Common Stock that CCVG had reserved for issuance as of the moment immediately prior to the Effective Time; and

     (d) each share of Ccaps Common Stock and each share of Hold Co. Common Stock issued and outstanding in the name of CCVG immediately prior to the Effective Time shall be cancelled and retired and resume the status of authorized and unissued shares of Ccaps Common Stock and Hold Co. Common Stock, respectively.

     7. Other Agreements to Issue Stock. At the Effective Time, Hold Co. shall assume any obligation of CCVG to deliver or make available shares of CCVG Common Stock under any agreement or employee benefit plan to which CCVG is a party. Any reference to CCVG Common Stock under any such agreement or employee benefit plan shall be deemed to be a reference to Hold Co. Common Stock and one share of Hold

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Co.  Common  Stock shall be issuable in lieu of each share of CCVG Common  Stock required to be issued by any such agreement or employee benefit plan, subject to subsequent adjustment as provided in any such agreement or employee benefit plan.

     8. Hold Co. as Successor to CCVG. It is the intent of the parties hereto, and the parties hereto shall ensure that Hold Co., as of the Effective Time, be deemed a "successor issuer" for purposes of Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     9. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of CCVG such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CCVG, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of CCVG or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     10. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of CCVG Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Hold Co. Common Stock, as the case may be, into which the shares of CCVG Common Stock represented by such certificates have been converted as herein provided and shall be so registered on the books and records of Hold Co. and its transfer agent; provided that Hold Co. shall, following the Effective Time, cause its transfer agent to demand that the stockholders surrender the certificates which previously represented CCVG Common Stock in exchange for new stock certificates representing share of Hold Co. Common Stock. The registered owner of any previously outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Hold Co. or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Hold Co. Common Stock, as the case may be, evidenced by such outstanding certificate, as above provided.

     11. Amendment. The parties hereto, by mutual consent of their respective Boards of Directors, may amend, modify or supplement this Agreement prior to the Effective Time.

     12. Compliance with Section 251(g) of the Delaware General Corporation Law. Prior to the Effective Time, the parties hereto have taken all steps necessary to comply with Section 251(g) of the Delaware General Corporation Law, including without limitation, the following:

     (a) Certificate of Incorporation and By-Laws of Surviving Corporation. At the Effective Time, the certificate of incorporation and by-laws of Ccaps shall be and are in substantially identical form to the Certificate of Incorporation and Bylaws of CCVG, in each case as amended and in effect immediately prior to the Effective Time.

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

     (b) Directors and Officers of Surviving Corporation. At the Effective Time, the directors and officers of CCVG immediately prior to the Effective Time shall be and are the directors and officers of Ccaps, in the case of directors, until their successors are elected and qualified and, in the case of officers, to serve at the pleasure of the Board of Directors of Ccaps.

     (c) Filings. At or prior to the Effective Time, the Surviving Corporation shall cause a copy of this Agreement to be executed and filed with the Secretary of State of the State of Delaware. At or prior to the Effective Time, to the extent necessary to effectuate any amendments to the certificates of incorporation of the Surviving Corporation and Hold Co. contemplated by this Agreement, each of the Surviving Corporation and Hold Co. shall cause to be filed with the Secretary of State of the State of Delaware such certificates or documents required to give effect hereto and thereto.

     13. Termination. This Agreement may be terminated, and the Reorganization Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the Boards of Directors of Ccaps and CCVG, by action of the Board of Directors of CCVG if it determines for any reason, in its sole judgment and discretion, that the consummation of the Reorganization Merger would be inadvisable or not in the best interests of CCVG and its stockholders.

     14. Counterparts. This Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     15. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     16. Governing Laws. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.


                       [Signatures to Follow on Next Page]




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



     IN WITNESS WHEREOF, CCVG and Ccaps, as constituent companies, have caused this Agreement and Plan of Merger and Reorganization into Holding Company Structure to be executed and delivered as of the date first above written, and Hold Co. has joined this Agreement as the newly designated holding company for purposes of carrying out the intent of this Agreement.

                                         CCVG, INC.,
                                         a Delaware corporation


                                         ---------------------------------------
                                         Name: David J. Cutler
                                         Title:   President


                                         CCAPS CO.,
                                         a Delaware corporation


                                         ---------------------------------------
                                         Name:    David J. Cutler
                                         Title:   President


                                         GOLDEN DRAGON HOLDING CO.,
                                         a Delaware corporation


                                         ---------------------------------------
                                         Name:    David J. Cutler
                                         Title:   President




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                            CERTIFICATE OF SECRETARY
                                       OF
                                   CCVG, INC.

 I hereby certify that the Agreement and Plan of Merger and Reorganization into Holding Company Structure has been adopted pursuant to Section 251(g) of Delaware General Corporation Laws Act as applicable and that the Resolutions of the Board of Directors authorizing the Agreement and Plan of Merger and Reorganization into Holding Company Structure have been duly adopted by the Boards of Directors as applicable.

                                                            CCVG, Inc.,
                                                   a Delaware Corporation



                                                   ----------------------------
Dated: _______________, 2010                       Name:
                                                   Title: Secretary











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


                            CERTIFICATE OF SECRETARY
                                       OF
                                    CCAPS CO.

 I hereby certify that the Agreement and Plan of Merger and Reorganization into Holding Company Structure has been adopted pursuant to Section 251(g) of Delaware General Corporation Laws Act as applicable and that the Resolutions of the Board of Directors authorizing the Agreement and Plan of Merger and Reorganization into Holding Company Structure have been duly adopted by the Boards of Directors as applicable.

                                                      Ccaps Co.,
                                                      a Delaware Corporation


                                                      -------------------
Dated: ________________, 2010                         Name:
                                                      Title: Secretary













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